Exhibit 99.1

All t o g e the r better

Disclaimer

This presentation ("Presentation") is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Sharecare Inc. ("Sharecare" or the "Company") or Falcon Capital Acquisition Corp. ("FCAC") or any of their respective affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. FCAC and Sharecare assume no obligation to update any information in this Investor Presentation, except as required by law. The listing of customers and associated marks are meant to represent a sampling of customers that use our products and services as of January 2021 for diligence and informational purposes only and do not constitute any representation regarding the ongoing relationship or endorsement of any particular customer.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, as contemplated in the definitive merge agreement entered into by FCAC and Sharecare, FCAC has filed a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC"), which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of FCAC stockholders to approve the proposed business combination. Investors and security holders of FCAC are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Sharecare, FCAC and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of FCAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about the business combination and the parties to the business combination once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: info@ariliam.com.

Participants in the Solicitation

FCAC and its directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies from FCAC's stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in FCAC is contained in the final prospectus for FCAC's initial public offering, which was filed with the SEC on September 23, 2020, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to: info@ariliam.com. Additional information regarding the interests of such participants will be set forth in the proxy statement/prospectus for the proposed business combination when available.

Each of Sharecare and its directors, executive officers and other members of its management and employees, under SEC rules, may also be deemed to be participants in the solicitation of proxies from the stockholders of FCAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus for the business combination when available.

No Offer or Solicitation

This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Investor Presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Industry and Market Data

This presentation includes information and statistics regarding market participants in the sectors in which Sharecare competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but FCAC and Sharecare will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures. FCAC and Sharecare believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Sharecare's management to assess its performance. FCAC and Sharecare believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. In addition, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by FCAC with the SEC. A reconciliation of certain of these non-GAAP financial measures to their most comparable GAAP measure is set forth in a table included at the end of this presentation.

2

sharecare

Projections This Presentation contains projected financial information with respect to Sharecare . Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to di ﬀ er materially from those contained in the projected financial information . See “ Forward Looking Statements ” paragraph below . Actual results may di ﬀ er materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of FCAC nor the independent registered public accounting firm of Sharecare audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation . Forward Looking Statements This presentation also contains forward - looking statements, which may be identified by such words as “may”, “should”, “would”, “plan”, “intend”, “expect”, “believe”, “anticipate”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “outlook”, or other similar expressions, words or phrases, or by their context . These statements include statements regarding the industry in which the combined companies will operate, future events, the proposed transactions between FCAC and Sharecare, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts . These statements are made on the basis of current knowledge and current expectations of FCAC and Sharecare management and, by their nature, involve numerous assumptions and uncertainties and are not predictions of actual performance . Nothing set forth herein should be regarded as a representation, warranty, or prediction that FCAC or Sharecare will achieve or are likely to achieve any particular future result . Various factors could cause actual future results, performance or events to di ﬀ er materially from those described herein . This presentation does not purport to be all - inclusive or to contain all the information that a prospective investor may desire in making an evaluation . Some of the factors that may impact future results and performance may include, without limitation : 3 • • • Changes in the business environment in which Sharecare or FCAC operate; The impact of pending and future litigation and governmental investigations and inquiries; Changes in U.S. federal, U.S. state, and non - U.S. laws and regulations, their interpretation, their enforcement, or the regulatory climate applicable to our business, and their impact on our ability to operate our business; Outages, disruptions, breaches, errors or failures in our products, services, computer systems, and software, which could expose us to financial and legal harm and adversely aﬀect our operating results and growth prospects; The loss of one or more members of FCAC or Sharecare management teams; The inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely aﬀect the combined company or the expected benefits of the transaction, or that the approval of the stockholders of FCAC is not obtained; • • • • Failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or diﬃculty in integrating the business of FCAC and Sharecare; Uncertainty as to the long - term value of FCAC common stock; Our integration of, and realization of anticipated benefits, including synergies from, acquisitions; Our ability to obtain additional capital to support growth, which may not be available on terms acceptable to us, if at all; The transition to becoming a public company, resulting increases in legal, accounting and compliance expenses, and the impact of our public financial and other disclosures on our negotiations and arrangements with key counterparties; Those discussed in FCAC’s final prospectus relating to the initial public oﬀering filed with the SEC on September 23, 2020 under the heading “Risk Factors” and other documents of FCAC on file with the SEC or in the Registration Statement. • • • • • Disclaimer (continued)

Agenda • • Company Vision/Overview Enterprise Overview • • • • Demo of platform, Architecture, and Innovation doc.ai Health Security and Vaccine Assistant Community Well - Being • • • • • • • Q&A Provider Overview Q&A Acquisition Expertise Q&A Finance, M&A, and Overview Closing Remarks and Q&A 15 min 2 hours 4 15 min 15 min 5 min 15 min 5 min 30 min 20 min

Proven Track Record ALL TOGETHER BETTER 1994 QDS, Founder Remote patient monitoring; sold to Matria Healthcare 1998 WebMD, Founder Leading healthcare website; sold for $4B 2007 HowStuffWorks, CEO Sold to Discovery Communications 5 2010 Sharecare, Founder, CEO and Chairman Comprehensive health and well - being solution to help everyone build a longer, better life

V ision ALL TOGETHER BETTER Sharecare is a health & well - being digital hub that unifies all the elements of individual and community health so everyone can live better, longer . We provide an interoperable platform integrating fragmented point solutions and disparate stakeholders to foster a frictionless user - friendly experience that engages people across the dynamic continuum of their healthcare needs . We’re all together better when: • we unify the entire ecosystem – health plans, employers, providers, life sciences – into one connected system • we turn point solutions into an integrated platform in the palm of a person’s hand • we turn individual progress into community transformation All Together Better 6

ALL TOGETHER BETTER

Diverse Team of Innovators, Operators, and Unifiers

sharecare



Jeff Arnold
Founder, Chairman, CEO



Dawn Whaley
President, CMO



Justin Ferrero
President, CFO



Pam Shipley
COO



Laura Klein
EVP/GM, Consumer Solutions



Natalie Schneider
EVP/GM, Provider Solutions



Naveen Saxena
Chief Technology Officer



Toni Pashley
SVP, Product



Anil Menon
EVP, Community & Urban Services



Elizabeth Colyer
SVP, Community Well-Being Index



Sam De Brouwer
Chief Strategy Officer

WebMD · howstuffworks · Forbes Travel Guide · Centene Corporation · Castlight - Jiff · BlueCross BlueShield of North Carolina · Everyday Health · Anthem BlueCross BlueShield · Johns Hopkins University · Bill & Melinda Gates Foundation · CR Consumer Reports · CNN · Brown

7

ALL TOGETHER BETTER

Sharecare Overview

- A **comprehensive digital solution** helping people build longer, better lives
- Operating across **three divisions:**

ENTERPRISE | **PROVIDER** | **CONSUMER**

INVESTMENT PARTNERS

LIVING ROOM	EXAM ROOM	WORKPLACE	FINANCIAL
Discovery Communications	HCA Hospital Corporation of America	Aflac	Claritas Capital
Hearst corporation	Heritage Group	BlueCross BlueShield of Arizona	Summit Partners
Oprah	Trinity Health	CareFirst	Swiss Re
The Dr. Oz Show	Wellstar	hmsa	Wellington Management
Sony Pictures Television		Quest Diagnostics	Wells Fargo



SHARECARE BY THE NUMBERS

2012
launched Sharecare platform

~64K
employer clients

8M+
eligible lives

6K+
health system clients

127
top life sciences brands

$450M
total capital raised

$408M
2021E revenue

$31M
2021E adjusted EBITDA

8

9 Note: includes doc.ai acquisition; adjusted EBITDA reflects removal of non - cash operating expenses (stock option compensation expense), severance and acquisition - related costs; 2021 forecast includes $3.9M of IPO - related operating expenses EBIT D A margin 9% 8% 11% 15% A D JU S TED EBIT D A ’20 – ’23 C AGR: 46% GROSS PROFIT ’20 – ’23 C AGR: 29% R evenue 24% 30% 22% growth $, in millions REVENUE ’20 – ’23 C AGR: 26% 2020 2021 2022 2023 $330 $408 $653 $533 $208 $169 $286 $364 2020 2021 2022 2023 $31 $31 $61 $101 2020 2021 2022 2023 Gross profit margin 51% 51% 54% 56% Delivering Accelerated Growth with Significant Operating Leverage ALL TOGETHER BETTER

10 Category of One: Business Positioned for Growth and Scale C omp r ehens i v e Platform Diversified Revenue & Scale Data & Inn o v ation Innovative digital health platform based on human - centric design Diversified portfolio with opportunity to capture $1B++ in incremental revenue from existing customers At the intersection of technology, healthcare, & media, creating data - driven solutions Positioned for success with strong revenue visibility, scale, and profitability Di ﬀ e r entia t e d Financial Performance High - growth, recurring revenue driving 20% sustainable YoY growth

11 ALL T OGETHER BETTER Comprehensive Platform

Personalized Digital Platform Enabling Productized Engagement 12 COMPREHENSIVE PLATFORM MES S A GING MOTIVATION MANAGEMENT MEASUREMENT MOVEMENT ENTERPRISE PR O VIDER CONSUMER Benefits Healthcare Digital Wellness/ Blue Zones Health Health Value - Payment Remote Digital Lead Sponsorships Audience Condition - navigation navigation therapeutics well - being Project security Information based care integrity patient engagement generation targeting specific Management monitoring mar k eting

COMPREHENSIVE PLATFORM

Personalized Digital Platform Enabling Productized Engagement

sharecare

MESSAGING | MOTIVATION | MANAGEMENT | MEASUREMENT | MOVEMENT



Admin Console
Dashboard
Viewing:
Account
Help
Logout
Welcome, Toni Pashley
Benefits
Manage digital benefits & services available to members
Challenges
View, create, & manage challenges available to members
Communications
Manage communication content and targeted campaigns
Company Profile
Administer users, permissions, & related enterprise settings
Member Management
Manage & support members' accounts, data, and activity history
Rewards & Fulfillment
View, create, & manage reward programs available to members

ENTERPRISE

- Benefits navigation
- Healthcare navigation
- Digital therapeutics
- Wellness/ well-being
- Blue Zones Project
- Health security

PROVIDER

- Health Information Management
- Value-based care
- Payment integrity
- Remote patient monitoring
- Digital engagement

CONSUMER

- Lead generation
- Sponsorships
- Audience targeting
- Condition-specific marketing

DIVERSIFIED REVENUE & S C ALE Enterprise Solutions 14

ENTERPRISE SOLUTIONS

Opportunity: Fragmented Offerings Driving **Cost & Vendor Fatigue**

sharecare

Lifestyle mgmt	Mindbody
Communications	Greatist, GuideSpark
Medication adherence	Medisafe, HealthPrize, tria health
Care coordination	Patient IQ
Biometric screening	Quest Diagnostics, bioIQ, LabCorp
Telehealth	Teladoc, amwell, MDLIVE, Doctor On Demand
Pharmacy	PillPack, Blink Health, GoodRx, RxRevu
Second opinion	Grand Rounds, CrowdMed, 2nd.MD
Medical devices	Medtronic, proteus
Condition management	VIDA, livongo, lark, newtopia, WellDoc
Pregnancy/family	honor, ovuline, Glow
Weight/nutrition	zipongo, Weight Watchers, kurbo
Transparency	Health Advocate, mpirica, sherpaa, CHANGE HEALTHCARE, COMPASS
Behavioral health	Able To, empower, LifeDojo, lantern, LYRA
Financial well-being	kashable, SoFi, experian, PWC, credible, HelloWallet
Physical activity/wellness	fitbit, NIKE, GARMIN, Withings
Sleep	SleepMed, Sleepio
Smoking cessation	Quitbit, CHRONO
Provider networks	
Onsite/near-site	iora health, pager, heal
Incentives	stickK
Food logging	Lose It!, bitesnap, myfitnesspal
Advocacy	Health Advocate
MSK	Hinge Health

WELLNESS/WELL-BEING

limeade, Virgin Pulse, WebMD, Welltok, STAYWELL, Vitality, Redbrick Health, RALLY

BENEFITS NAVIGATION/HUB

Castlight + Jiff, BenefitHub, evive

HEALTH NAVIGATION

Quantum Health, COMPASS, Accolade

COMPREHENSIVE PLATFORM

sharecare

WELLNESS/WELL-BEING | BENEFITS NAVIGATION/HUB | HEALTH NAVIGATION

MY HEALTH — RESILIENCY + SECURITY + COMMUNITY — OUR HEALTH

- RESILIENCY: Sharecare digital platform
- SECURITY: Sharecare Verified
- COMMUNITY: Community Well-Being Index/Blue Zones Project

15

ENTERPRISE SOLUTIONS

Integrated Solution Lowering Healthcare Costs, Improving Outcomes, and Increasing Satisfaction

sharecare

$190M*	$239M*	58%*
2020 revenue	2021 revenue	of 2021 revenue

Products include:
- Benefits navigation
- Healthcare navigation
- Digital therapeutics
- Wellness/well-being
- Blue Zones Project
- Health security

Revenue model: Recurring multi-year contracts with upsell opportunities

Pricing structure: PMPM, per enrollee

Client base: 27 direct large employers, 9 health plans providing access to another ~64K employers, 10 public sector clients


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KEY HEALTH PLAN CLIENTS:

Anthem, BlueCross BlueShield Arizona, BlueCross BlueShield Minnesota, CareFirst, CarePlus Health Plans Inc, Centene Corporation, Highmark, Humana

KEY EMPLOYER CLIENTS:

AmerisourceBergen, asurion, Delta, Exelon, Lockheed Martin, Samsung, State Farm, Walmart, USI

KEY PUBLIC SECTOR CLIENTS:

BeWell SHBP, LAPRA, Los Angeles Firemen's Relief Association

* estimated, 2021 includes doc.ai acquisition stub period revenue

16

Land and Expand: Comprehensive Offering to Improve Health ENTERPRISE SOLUTIONS Marketplace of Targeted Digital Therapeutic Programs incremental fee per enrollee Core Digital Platform PMPM Population risk stratification Member engagement Incentives management Existing client base Claims ingestion $1B revenue opportunity by activating digital therapeutics 17

Total Addressable Market ENTERPRISE SOLUTIONS Product Addressable Market ($B) Mental health genetic testing $55.3B Diabetes prevention $53.0B Musculoskeletal $32.8B Diabetes management $21.6B Lifestyle management coaching $16.8B Disease management coaching $9.2B Biometrics $8.8B Gym/fitness $8.6B Tobacco cessation coaching $6.4B Diabetes solutions $3.8B Digital platform $3.4B Blue Zones Project $3.2B Stress and anxiety $1.5B Weight management $1.5B Ornish Lifestyle Medicine $1.3B Financial well - being $1.2B Fertility, pregnancy, and parenting $1.0B Digital tobacco cessation $0.9B Digital diabetes education $0.5B Nurse line $0.5B Total $231.3B 18

ENTERPRISE SOLUTIONS



Operational Sales Performance Framework

sharecare

Performance dashboards



- Digital activities (meetings, emails)
- Networking & events
- Pipeline metrics
- Outreach campaigns

Segmentation

1. **Channel** Employer, government, health plan, etc
2. **Market** Territories, sector
3. **Behavioral** Activities, patterns, usage, engagement

Channels

- **Employer** ~6,100 groups
- **Health plans** ~100 payors
- **Government** ~400 groups
- **Consultants/ Brokers**

19

ENTERPRISE SOLUTIONS

Significant Enterprise Growth in Overall Engagement Opportunity


Previous methodology
Data types:
Claims
Social Determinants of Health (SDOH)
Call logs
Eligibility
RealAge
Biometrics
Expanded methodology
Qualified members
Qualified members

*Actual impact subject to average program conversion rate

20

ENTERPRISE SOLUTIONS

Enterprise Activation/Engagement Focus & Expansion

sharecare

1. AWARENESS

How do users become aware of the program?

- Product journey maps
- VOI methodology creation
  - Designed diagnostic tool to triage roadblocks and identify solutions
  - Created value methodology to use in new client sales pitches

2. CONSIDERATION

What do clients/users consider before adopting Sharecare?

- Marketing case studies
- Member profiling
  - Refined case studies to clarify prospective next steps to clients
  - Analyzed profiling methodology to better target members


Program
Development

4. ENGAGEMENT

What does the program entail?

- Welcome & chase campaign updates
- Push notifications
- Customer call center prioritization tracker
- Collaboration with partner programs
  - Increased connectivity
  - Increased enrollment
  - Developed a tracker to score and prioritize campaigns and program loads

3. CONVERSION

How do we get a targeted user to register for a program?

- Weekly tracking of activations & enrollments
- Identification expansion
  - Tracked outreach to better attribute success to specific efforts
  - Expanded number of qualified members through claims analysis

21

ENTERPRISE SOLUTIONS Case Study: DPP Expansion for Payor Client Diabetes Prevention Program (DPP) member activation expansion to 400K eligible lives 2020 - 2021 enrollment progress • April 2020: less than 1,000 enrolled • December 2020: 11,000 enrolled • February 2021: 13,500 enrolled • Pacing over 1,500/month 0 22 3,500 7 ,000 1 0 ,500 14,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb 2020 2021 Payor client DPP total enrollments

Case Study: Payor Client Product Expansion ENTERPRISE SOLUTIONS • Digital platform 2019 PRODUCTS 2020 PRODUCTS YOY product growth 2019 2020 2021 contracted 2020 growth % 2021 growth % $ Revenue Number of Mar k etplace Products $2.5M $6.5M $1 0 .8M 160% 66% 1 4 11 300% 175% Product Expansion 175% Increase in marketplace products Y O Y Market statistics 23 66% R evenue growth YOY • • • Digital platform 24 - hour nurse line Onsite health promotion 2021 PRODUCTS • • • Digital platform • 24 hour nurse line • Onsite health promotion • Lifestyle Management • Disease Management • Tobacco cessation • Anxiety management • Maternity • Diabetes Prevention Program Insulin management MSK/MSD ADDITIONAL OPPO R TUNITIES • Digital biometric screenings • Health security • Well - Being@Work • Unwinding Anxiety

ENTERPRISE SOLUTIONS Eligible lives Millions 5 2 0 7 10 2020A 2021E • Eligible lives is a metric which is a leading indicator of revenue growth for the enterprise digital platform and other digital solutions • Generate revenue multiple ways – primarily on a per member/per month basis, or per enrolled member basis • Eligible lives grow by addition of new clients, but also within the existing client base as Sharecare solutions are extended to new health plan employer groups, and additional covered populations (Medicaid, exchange) 9 , 70 0 ,00 0 .0 8,845,526.0 8.8M 24 9 . 7 M 8.8M ELIGIBLE LIVES (2020) 2 0 21 KP I s D emonst r a t e R e v enue G r o wth M omentum

ENTERPRISE SOLUTIONS

Established Strategy to Drive Revenue Growth

sharecare

Expand footprint

- **New logos**
- Additional Blues and other health plans
- Executing on prospective pipeline representing ~9,500 new employers

New digital therapeutics product offerings

- Increase **digital therapeutics programs offerings** for 2021
  - Hypertension, asthma/COPD, sleep, EAP, mental health, second opinion, advocacy/concierge
- Immediate revenue to Sharecare based on existing contracts
- Ability to activate anytime during calendar year

Activate eligible lives within clients

- Investing in **advanced sales and marketing tactics**
- Targeted digital modeling and marketing to expand eligible activations


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DIVERSIFIED REVENUE & S C ALE Product & Technology 26

PRODUCT & TECHNOLOGY

Feature Configuration

sharecare

		Sponsorship Model		
Features	Person	Employer	Health Plan	Provider
RealAge (HRA)	X	X	X	X
Health topics & content	X	X	X	X
Tracking (activity, devices and apps)	X	X	X	X
Profile - health/settings	X	X	X	X
Messaging & campaigns	X	X	X	X
Wallet	X	X	X	X
Benefits navigation		X	X	
Coaching: Lifestyle and Disease Management	X	X	X	
Incentives & rewards programs	X	X	X	
Challenges (steps, stress, sleep, diet)	X	X	X	
Find-a-Doctor	X	X	X	
Symptom checker (AskMD)	X	X	X	
Medication pricing		X	X	
Claims ingestion		X	X	
Care console: management, configuration		X	X	
Learning tracks/care plan		X	X	X
Gaps-in-care			X	X
Value-based billing				X
Testing & results		X	X	X
Well-Being@Work (COVID-19 readiness)		X	X	
Partner programs & services	X	X	X	X

27

PRODUCT & TECHNOLOGY

Technology for Healthcare

sharecare

Core Platform

One platform
- User/customer agnostic

Highly secure
- Separation of PHI/PII
- HIPAA + HITECH compliant
- Auditable processes

Multi-tenant
- Across and within

Cloud-based
- Micro-services
- Kubernetized

Big Data

Multi-variate datasets
- Eligibility
- Claims
- Biometrics
- SDOH

Multiple protocols/ datatypes

Decision intelligence
- RealAge
- Self-reported
- Device
- Derived

Innovation

Learning models & mining
- Clinical, financial, social
- Conversational AI
- Machine learning

Derived user profile
- Disease state
- Disease severity/risk level
- Disease expression

No-code frameworks

Admin platform as a service

28

PRODUCT & TECHNOLOGY



One Platform: Comprehensive Architecture

sharecare


Personalized journey
Universal search
Chat assistant
Challenges/incentives
Care/Action plans
Claims & benefits
Find care
Symptom tracker
Green day trackers
Utilization management
Risk-based programs
Health profile
RealAge programs
Care gaps/risks
Learning tracks
Community well-being
Digital therapeutics
Unwinding Anxiety
Eat Right Now
Craving to Quit
Diabetes prevention
Diabetes management
Diabetes education
Fertility
Pregnancy
Parenting
Financial well-being
MSK
SECURE API'S
VOICE
MOBILE
WEB
READERS
CHATBOT
MULTI-LANGUAGE
KUBERNITIZED CONTAINERS
Programs
Green day trackers
SCP
Challenges
Search
Claims & benefits
Incentives
Intent inference
Journey orch.
Community
Campaign Manager
Feature messaging
ZERO CODE ACTION PLANS
IDENTITY MANAGEMENT
SSO
ZERO TRUST
Device & sensor data
SDOH
Preventive
Care gaps
Risk score
Biometrics
Labs
Procedures
Immunizations
Allergies
Conditions
RealAge
Claims/Care episodes/Risks
Predictive insights
BERT/Collab. Filtering/Neural Nets
AI/NLP/ML
CONDITION ASSIGNMENT
RISK SEGMENTATION
COHORTING
DATA INGEST
Claims, eligibility
AIR FLOW
DATA EXTRACT
Reporting extracts
CARE CONSOLE
Member management
Health profile
Coaching
Journey builder
Rewards/ challenges
Communications
Reporting & outcomes
Billing specialists
Coaches
Advocates
Clinicians
Analysts
Admins
HR specialist

29

PRODUCT & TECHNOLOGY

Platform Architecture: Conversational Systems

Machine Learning (ML) Pipeline


ONLINE SERVING
User input
Semantic tagger
Dialogue state manager
Symptom tracker knowledge base
Personal information manager
INTENT CLASSIFIER
Local search
Information
Diagnose
Chit-chat
Navigation
Maps experience
Medical question response model
Symptom tracker diagnosis graph
Chit-chat response
Identify/execute front-end widget
FAQ index
Media content index
ML technology stack
Keras models
Java tensorflow
Kotlin/React
AWS servers (no GPUs)
OFFLINE TRAINING
DATA PREPROCESSING & AUGMENTATION
Custom tokenizer
NL pattern-based data augmentation
Acronym replacement augmentation
Common error pattern
Keyword distillation augmentation
Probablistic token masking augmentation
Formal-to-informal language converter
Structural paraphrase augmentation
DATA BALANCER
TRAIN MODELS
Transformer models
Multi-headed attention
Seq2Seq encoder/decoder
Trains new embedding for wellness domain
Intent classifier
Chit-chat response
Chit-chat response
Medical question response model
VALIDATE MODELS
Cross-field validation
Common error pattern identification algorithm
Custom DL models
Java tensorflow 2.4
GPU servers

30

PRODUCT & TECHNOLOGY

Data-Driven Engagement

Problem statement

Identifying eligible members for lifestyle management and classify them into four categories based on risk and engagement propensity for coaching.

Step 1: Identify members based on **claims**, **biometrics**, and **RealAge**
Step 2: Augment members based on **social determinants of health (SDOH)**
Step 3: Classify based on **engagement**

Marker identification

Step 1
- Hypertension
- Obesity
- Cardiovascular
- Tobacco
- Diabetes
- Pre-diabetes
- Alcohol dependence
- Substance abuse

Step 2
- Physically unhealthy days
- Mentally unhealthy days
- % of smokers
- % physically inactive
- Exercise access
- Age
- Violent crime rate
- Living alone

Step 3
- Digital conversion
- Call success
- Preventative visits
- PCP visits
- Inbound call
- Office visit


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DIVERSIFIED REVENUE & S C ALE doc.ai 32

DOC.AI Sharecare + doc.ai: All Together Better Capture and unlock the value of any health data from research to care, to optimize insights and improve the health of millions • Health management • Value - based care and payment integrity • Award - winning content • Community Well - Being Index and health security • Putting all our health in one place • Unified, AI data - driven platform • Optimize and automate across all products • Personalized insights in real - time • Expand from care to research • Making all our health smart and actionable + 33

DOC.AI

Health Data is Moving from Seller's to Buyer's Market

Simultaneously automating the edge and its applications as edge-native

	Market	Hardware	Architecture	Power user	Latency	Security	Privacy	Learning
Data center (1992)	B2B	Terminal	Central (hardware, software, wetware)	Sys admins	Batch	Perimeter defense	None	Statistics
Cloud (2006)	Seller's	Desktop	Hierarchy (automated the cloud, software only)	Data professionals	MapReduce Hadoop VM	Hardware defined perimeter defense	HIPAA	ML (linear regression, random forests)
Cloud-native (2016)	B2B2C (health plans: new market for **retrospective** RWD)	Laptop iPad	Decentralized Bring storage to compute automated the applications in the cloud	Patients	Near real-time	Software defined perimeter defense	HIPAA	Deep learning
Edge-native (2021)	Buyer's (patients: new market for **prospective** RWD)	Smartphone IOT	Distributed Bring compute to storage automate the edge and the applications at the same time	Everyone is a node	Real-time	Zero trust (price per identity)	Differential privacy (price per private prediction)	Federated learning

doc.ai

34

AI Tech Stack DOC.AI Data engineering - data normalization - AI models T o solve the problems of: • • Continuous engagement & personalization Quality and affordability of care T o e x ecute: • • Deep data collection and new algorithms Responsible data sharing D ata Edge computing - cryptographic verification Pr i v acy NLP - N L U - Bioinformatics - ML for data fluency - neural nets Pipelines Federated learning - Zero trust infrastructure Security 35

DOC.AI

The Future of UI is No UI

sharecare


VIDEO
TEXT
VOICE
PHOTO

- We leverage **every component of the phone**
- People live on their phones, consume and collect data via pictures, videos, voice
- We have built **neural nets** under the form of **smart selfies, smart videos and smart pictures**
- For a **frictionless** experience that augments **engagement**
- We are adding **new dry bio-markers** for progression and regression of symptoms



Smart selfie | AI for medication | AI for mood | AI for food | Wallet for rewards | Environmental health | Chatbot | Telehealth | Genome browser | SDOH | Voice | Face

36

Suite of Solutions and Products to Integrate/Grow 37 DOC.AI Toniq AI engine for data fluency Insights Cost of care Quality of care Amplified Infrastructure Zero trust infrastructure Federated learning Omix Research Digital clinical research accelerated and automated Serenity Care Digital care accelerated and automated Passport Health Health security, private and automated Genewall Genetics Genetic insights for mobile and clinical pipelines AI Modules Engagement and data collection AI - assisted data collection All licensed by Anthem under a multi - million dollar agreement

DOC.AI

Data-Driven AI for Sharecare

Prepared to accelerate the growth of our current products to land and expand into new sources of revenue with new products while continuing to develop new markets for Anthem sharecare

Toniq	Creating new data layer with Toniq in **Sharecare platform** for **enterprise**, **consumer**, **Community Well-Being Index**, and future products with **Anthem**
Omix	Developing new opportunities for Sharecare by accelerating **observational trials** vertical, including **recruitment for research**
AI modules	Integrating new data-driven modalities across the **Sharecare experience and engagement**
Amplified	Providing **zero trust infrastructure** for Anthem and building infrastructure to scale to additional **Sharecare partners**

38

We share a relentless focus on delivering meaningful improvements to consumers' health and well - being as we simplify healthcare. Through this relationship, we will leverage human - centered design and digital technologies, including artificial intelligence, that increase consumer engagement, deliver more affordable healthcare, and achieve better health outcomes through services such as next - generation personalized healthcare concierge and advocacy services. Rajeev Ronanki , Senior Vice President and Chief Digital Officer 39

DIVERSIFIED REVENUE & S C ALE Community & Urban Services 40

COMMUNITY & URBAN SERVICES

Overview

The definitive source of well-being insights and community transformation solutions.

13	3M+	4M+	57	$22.6M*
years of well-being measurement	well-being assessments taken	lives impacted	Blue Zones Project communities	2021 annual revenue

SPONSORS & CLIENTS

UPMC LIFE CHANGING MEDICINE
Adventist Health
Texas Health Resources
CAMBIA health foundation
NCH Healthcare System
MONTAGE Health
PISGAH HEALTH FOUNDATION
Salinas Valley Memorial Healthcare System
HIGHMARK
AHN SAINT VINCENT
hmsa
OSF HEALTHCARE Saint Anthony Medical Center
Taylor FARMS

STRATEGIC PARTNERS

Jacobs
DIGITAL ALPHA
SIMETRICA
WORLD ECONOMIC FORUM

ACADEMIC PARTNERS

BOSTON UNIVERSITY
Yale
EMORY HEALTHCARE
NC


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Blue Zones Project
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Join the BZP Community for a Walking Moai
Tuesday March 2, 2021 at 12:00pm in Central Park downtown.
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* estimated

41

COMMUNITY & URBAN SERVICES

Community Well-Being History and Leadership

sharecare

DOMAINS

- PHYSICAL
- COMMUNITY
- PURPOSE
- SOCIAL
- FINANCIAL

STATE & COMMUNITY RANKINGS


USA TODAY
People were not living their best lives in 2017, well-being report shows
This map shows the happiest states in the US — and the ones that are struggling
Opinion
It's Not the Economy, Stupid
How to conduct economic policy in an age of social collapse
The Washington Post
The unhappy states of America: Despite an improving
The top 10 happiest and healthiest states in the US

PROVEN OUTCOMES

- Longevity
- Medical & Rx spend
- Emergency room visits
- Hospitalizations
- Bed days
- Absenteeism
- Presenteeism
- Short-term disability
- Job performance
- Intention to stay
- Voluntary turnover
- Involuntary turnover
- PMPM cost
- S&P 500
- Unemployment
- Consumer Price Index

COMMUNITY TRANSFORMATION

BLUE ZONES PROJECT by sharecare

Transforming health and well-being one person, one community at a time through **people, place, and policy change**.

$50M	3M+	95%	1.3B	80+
invested	surveys collected	of U.S. population represented	media impressions	peer-reviewed publications

42

Measuring and Transforming Communities COMMUNITY & URBAN SERVICES Transforming physical environments across worksites & communities Well - being improvement yields healthcare savings & economic improvement Research - backed measurement & protocols 43

COMMUNITY & URBAN SERVICES

Combining Sharecare Interventions for Better Impact

Model for sustainable workforces & communities


Communities
Physical environment
People
Blue Zones Project
Vaccine distribution
Health security
Blue Zones worksite pledge
Diversity & inclusion
Sharecare platform
SDOH impact
Well-being impact
Community well-being impact & social value generated

44

COMMUNITY & URBAN SERVICES

Evolving Data Collection & Measure

sharecare

RealAge


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WHAT WE NEED TO TALK ABOUT WHEN WE TALK ABOUT HEALTH
Sandro Galea

BOSTON UNIVERSITY

Sharecare Community **Well-Being Index**

WELL-BEING INDEX
- PHYSICAL
- COMMUNITY
- PURPOSE
- SOCIAL
- FINANCIAL

SDOHi
- HEALTHCARE ACCESS
- FOOD ACCESS
- RESOURCE ACCESS
- ECONOMIC SECURITY
- HOUSING & TRANSPORTATION

Ecosystem & data collection through Sharecare platform

SDOH & measurement innovation

New & evolved comprehensive measure

45

Integrating SDOH & Community into Individual Transformation COMMUNITY & URBAN SERVICES Approach Diﬀerentiate Upsell & bundle Drive registrants & enrollees Enhance member experience 1. Assess and configure 2. Target and model 3. Navigate and coach 4. Educate, engage, and intervene 46

COMMUNITY & URBAN SERVICES

Approach 1: Assess and Configure

sharecare

Healthcare access



Telehealth
Maternal health

Commute culture


Public Transportation

Mindfulness
Unwinding Anxiety
Scale Back

Food access


15212
% Households No Vehicle & Low Grocery Access
≤15%
≤30%
≤45%
≤60%
Above 60%

Rewards
Lifestyle management

Pandemic vulnerability



Multi-language
Digital vaccine

47

A pp r oa c h 2: T ar g e t and M o del COMMUNITY & URBAN SERVICES Data - driven acquisition Data - driven engagement 48

COMMUNITY & URBAN SERVICES

Approach 3: Navigate and Coach

sharecare

Integrating CWBI social determinants & partner data into care coordination ecosystems can lend to more contextual conversations on how to close gaps as well as change behaviors.

Example risk	CWBI context	Coach dialogue
Obesity (physical activity & healthy eating)	• Parks near me • Commute culture • Food access • Community resources & support	• How much time do you spend commuting daily? • Do you have access to healthy foods near your home?
Vaccines & seasonal triggers	• Flu prevalence • Pneumonia prevalence • Weather & satellite patterns • COVID-19 vulnerability & risk	• Looks like we're already seeing a high volume of flu outbreak in your area. Can I help you find a location nearby to get your vaccine?
Condition management	• Healthcare access • Broadband access • Financial well-being • Pharmacy & retail availability	• Do you have access to healthcare resources, including MD's and specialists? • Do you have financial and physical access to drug therapies & prescriptions?

49

Approach 4: Educate, Engage, and Intervene COMMUNITY & URBAN SERVICES Creating the connection for users 50 Healthy options & resources nearby Solutions for healthcare deserts & access Solutions for food & financial insecurity My health > our health

Integrating Community into Enterprise Sales: Delta COMMUNITY & URBAN SERVICES Transforming people Transforming places Measuring impact 51

Expansion to Adjacent Markets COMMUNITY & URBAN SERVICES Vertical targets Diﬀerentiate Upsell & bundle Drive new registrants and enrollees Enhance member experience Provider Consumer $11B in annual revenue for a single consumer data licensing & modeling company 52 $2.5B in provider spend on social determinants from 2017 to 2019 95 % of A C O ’ s partner with community organizations to address SDOH

New Community Offerings & Alignment to Key Market Transitions COMMUNITY & URBAN SERVICES Stakeholder leadership and ESG Shift from urban development to urban services Move from “sick care” to health and well - being Broadband access & smart cities Sustainability consulting Social value & outcome distribution mapping 53

DIVERSIFIED REVENUE & S C ALE Health Security & Vaccine Assistant 54

New Revenue Opportunities with Health Security Facility & employee readiness to ensure a safe and secure location for employees, guests, and customers HE A L T H SECURIT Y & V A CCIN E A SSI S T AN T T arget sectors: Hospitality Arenas Schools Workplace Current partners: 55

Vaccine Assistant HE A L T H SECURIT Y & V A CCIN E A SSI S T AN T A comprehensive package for vaccine adherence with award - winning content for vaccine information, verified testing sites for health security, a digital vaccine assistant, and robust analytics/ reporting built to scale. 56

Vaccine Assistant: How It Works HE A L T H SECURIT Y & V A CCIN E A SSI S T AN T L O C A TIONS & SCHEDULES 3 EDU C A TION & EN G A GEMENT 1 REGISTRATION ON MY VACCINE 4 VERIFIED HEA L TH P A SS 6 TR A CK SIDE EFFECTS 5 PRE - REGI S TR A TION 2 IMMUNIZ A TION SYSTEM INTEGRATION 7 REPO R TING & ANALYTICS 8 57

HEALTH SECURITY & VACCINE ASSISTANT

Vaccine Assistant: Total Addressable Market



Channel	Addressable Market ($B)
FEMA	**$1B**
States	**$482M**
Payor market	**$1B**
Employer market	**$1.1B**
Provider market	**$178M**
Total	**$3.7B**

- Uniquely positioned
- doc.ai allows scalability
- Digital platform for recurring revenue

58

ALL T OGETHER BETTER Creating a movement for change across Georgia

ALL T OGETHER BETTER Creating a movement for change across Georgia

61 Q &A

DIVERSIFIED REVENUE & S C ALE Provider Solutions 62

PROVIDER SOLUTIONS

Improving Efficiency and Patient Care

sharecare

$80M*	$104M*	26%*
2020 revenue	2021 revenue	of 2021 revenue

Products include:
- Health Information Management
- Value-based care
- Payment integrity
- Remote patient monitoring
- Digital engagement

Revenue model: Recurring multi-year contracts with upsell opportunities

Pricing structure differs by product: Gainshare, SaaS platform fee, per record request

Client base: 6,000 hospitals & physician practices, **75+** health plans and audit clients

Services are in **strategic and financial alignment with providers** offering significant benefits and revenue upside


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KEY PROVIDER CLIENTS:

- Ascension Medical Group
- aetna
- Atrius Health
- Baptist Health
- of Tennessee
- Cedars-Sinai
- CHS Community Health Systems
- Florida Blue
- Harvard Pilgrim Health Care
- HonorHealth
- Humana
- Mass General Brigham
- Sharp Rees-Stealy Medical Group
- Steward
- WellCare Health Plans

* estimated

63

PROVIDER SOLUTIONS

Comprehensive Solutions Addressing Providers' Needs

sharecare

Core Service

HEALTH INFORMATION MANAGEMENT



- Release of information (ROI)
- Medical record requests & retrieval
- Medical record audits & reviews
- Dynamic insights (AI)
- Forms management

VALUE-BASED CARE



- High risk patient stratification
- High cost claimant/care gap analysis
- Clinical measures & reporting
- Practice provider and network performance

PAYMENT INTEGRITY



- Fraud, waste, and abuse
- Audit/denial mgmt services*
- Clinical validation
- Pre-submission claim review insights (AI)
- Coding & pricing audits

REMOTE PATIENT MONITORING



- Diabetes prevention and management
- Heart disease (Ornish Lifestyle Medicine)
- Obesity & nutrition support

Digital Platform

PATIENT ENGAGEMENT**


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* available at end of Q2 ** deployment in progress

64

Engaging Patients Outside the Exam Room to Improve Outcomes, Quality, and Cost PROVIDER SOLUTIONS Patient benefits • Get better care • Convenient access to your provider • Live a healthier life 65 Clinician benefits • Earn more money • Be more effective • Work smarter

Driving Significant Near - Term Revenue Growth and Margin Expansion PROVIDER SOLUTIONS Contracts: Evergreen or multi - year Pricing: Performance - based and zero - invoice GTM: Channel partnerships Upsell: $3B to $4B opportunity Sales: Increased sales team size by 50% 66

Case Study: Sales Growth Through “Land and Expand” Strategy PROVIDER SOLUTIONS $1M $2M $3M $4M Contracted Integrated Hospital Network Land and expand example $4.2M $3.9M $3.4M $2.9M $2.9M $1.6M 0 2016 2017 2018 2019 2020 2021 Proven ability to “land and expand” with large health systems provides steady sustained growth Solutions: ROI and A udit 2020 2021 2020 2021 System - wide implementations accelerate growth to achieve revenue levels in months vs. years $300K $1M 0 $1M $2M $3M $4M 67 Combined $5M annually Revenue Cycle Enterprise Agreement Channel partnership example Large hospitals Regional hospitals $4.1M

Case Study: Growth for Physician ACO Account PROVIDER SOLUTIONS 8 / 20 1 5 , 000 1 2 / 20 5 0 , 000 2 0 / 20 6 5 , 000 2 0 / 20 100,000 Phase 1: $ 100K Services: • • ROI MIPS quality reporting NUMBER OF SPECIA L TIES WE SE R VE NUMBER OF P A TIEN T S WE SERVE Phase 2: $225K Services: • • • • ROI MIPS quality reporting Audit ACO MSSP + + Phase 3: $504K - $1.5M Services: • • • ROI MIPS quality reporting Audit • • ACO MSSP + DM education Phase 4: $3M+ Services: • • • • ROI MIPS quality reporting Audit ACO MSSP • DM education • • + R emote patient monitoring + Digital engagement 68

PROVIDER SOLUTIONS Total Addressable Market Channel Addressable Market ($B) Remote patient monitoring & value - based care $23.3B Health Information Management $6.4B Payment integrity $2.4B Total $32.1B 3 69

Reimagining the Healthcare Experience with Wellstar PROVIDER SOLUTIONS Candice L. Saunders , President and CEO Together, we are building on our vision for the healthcare system of the future that empowers the consumer 70

Robust Platform Digitally Connecting Providers and Patients 71 PROVIDER SOLUTIONS

Comprehensive Admin Console to Manage Patients 72 PROVIDER SOLUTIONS

PROVIDER SOLUTIONS 2021 KPIs Demonstrate Revenue Growth Momentum: 1. The pricing for these medical record requests is generally on a per - record basis. 2. Growth in medical records processed is driven from new client sales, as well as expansion of existing clients’ site coverage (potential to expand to 4,000 additional sites with current clients alone) Medical records processed Millions 73 0 1 3 4 5 2020A 2021E 5 4 6K 4.2M MEDICAL RECORDS PROCESSE D (2020) CONTR A CTED CLIENTS 4.2M 5M

Driving Significant Near - Term Revenue Growth and Margin Expansion PROVIDER SOLUTIONS Expand product portfolio • Deploy value - based care and payment integrity across 6,000 clients • Integrate denial management services & remote patient monitoring • Sharecare - enabled clinician to close gaps - in - care Expand customer footprint • Continue momentum with organic growth with new health system and payor clients • Opportunity to expand top 25 currently contracted clients to additional 4,000+ sites • Leveraging channel partnerships to increase penetration into the MSK space and increase sales velocity • Leverage deep relationships in employer and health plan space to cross - sell payment integrity solutions 74

75 Q &A

DIVERSIFIED REVENUE & S C ALE Consumer Solutions 76

Key Strategic Driver for Consumer Acquisition, Content Creation and Data - Driven Digital Activation 77 CONSUMER SOLUTIONS KEY LIFE SCIENCES CLIEN T S: 100M first - party user database Significant content library and video capabilities Over 2.5M highly - engaged followers across our social platforms, more than all our competitors combined Real - time health profiling engine delivers 400K new users per month Strong ROI performance validated by 160 third - party measured campaigns $56M* $65M* 16%* 2020 revenue 2021 revenue of 2021 revenue Products include: • • Lead generation Sponsorships • Audience targeting • Condition - specific marketing * estimated; 2020 revenue figure excludes $4M in sales from discontinued operations

CONSUMER SOLUTIONS



A Proven Performer with the Most Sophisticated Marketers in Health sharecare

ONBOARDING

RealAge

RealTime PROFILING ENGINE

Sharecare uniquely identifies and targets the right hyper-targeted condition audiences

The most accurate 1st party data

~108M members profiled

ACTIVATION



Sharecare exposes patient to relevant, personalized content and experiences that drive action

- Patient receives tools and resources to talk to health care professional
- Retargeting to reinforce brand messaging
- MLR expertise for sponsored content

CONVERSION

Veeva Crossix

IQVIA

Symphony Health A PRAHEALTHSCIENCES COMPANY

Experts at getting patients to convert:

1. Patient goes to doctor
2. Patient receives Rx
3. Patient fills Rx
4. Measure actions and results

NBRx is matched back to medical claims data

SIGNIFICANT INVESTMENTS

abbvie

Lilly

NOVARTIS

Sharecare has a track record with the most discerning digital marketers in healthcare. Full accountability on programs proves success.

78

Innovative Program Driving High - Value Actions CONSUMER SOLUTIONS Robust content headquarters • • • • • $1.5M booked YTD ‘21 + new migraine brand launch $1.85M in ‘20 $800K in ’19 Most efficient endemic partner for actions Highest audience quality Migraine client Interactive patient story Interactive doctor discussion tool Hyper - targeted media “Migraine Watch” video channel 79

World - Class Content Library and Capabilities CONSUMER SOLUTIONS 100s of contributing experts Renowned health advisory board 265K+ pieces of content 188 health organization partnerships 80 48K+ original videos Video studio, virtual reality lab, Sharecare Windows Created by award - winning in - house teams to meet the needs of patients and brands

Engaging with Consumers on Social CONSUMER SOLUTIONS 2.5M+ engaged followers across social • • • More followers than Anthem and United Health Group combined Instagram interaction rate 42x TODAY and Good Morning America Content experts from Harpo, CNN, Hearst, Bloomberg, Conde Nast, NBC News, Meredith Social reach and growth: Facebook page likes: 256 K + followers (+370% Y o Y) 6M video views (+220% YoY) (+237x NBC News Health; 51x Healthline) 15M impressions +29% Y o Y 1 . 1M subs, +100% Y o Y (13 . 7M video views, +225% Y o Y) 81

CONSUMER SOLUTIONS

First Party Health Data Advantage

sharecare


47Y
11M
Do you have diabetes?
Next

RealAge®

- **45M+** completions
- **100+** questions per test
- Standard questions
- Demographics, conditions, attitudes, emotions, actions


sharecare

Behavioral Data, Search and Social

RealTime PROFILING ENGINE

New consumers profiled to qualify for relevant health offers and info

- Custom questions
- Hyper-specific targeting
- Immediate action


sharecare
WELCOME!

108M
Sharecare members profiled health & condition data

71M
Verified email addresses targetable unified IDs

LiveRamp

theTradeDesk

1st party health data with email addresses encrypted and seamlessly integrated with major AdTech vendors in the space, giving Sharecare the capability to activate qualified patients across the web

82

CONSUMER SOLUTIONS

First Party Data Fuels Sharecare's Proven Performance

sharecare

Based on 160 third party measured campaigns

SCALE

~340K new patient starts from 160 measured campaigns

ROI

Incremental ROI
3:1 to 8:1 - Primary Care
7:1 to 21:1 - Specialty

ENGAGE-MENT

Display CTR **2x-4x**
Video CTR **4x-9x**
vs industry benchmark

AUDIENCE QUALITY

80%+ campaigns exceed 3rd party benchmarks; % treating
90%+ campaigns exceed client benchmarks; % diagnosed

NPS

Average NPS lift
73% - Primary Care
1,226% - Specialty

ACTION

28M doctor visits/ branded discussions

Veeva Crossix | IQVIA | Symphony Health

Source: National condition prevalence numbers from national associations, U.S. Department of Health and Human Services, and CDC; Sharecare internal database; Sharecare internal analytics; Independent third party analysis from Crossix, IQVIA, and Symphony Health; CDC Physician Visits; * 160 campaigns used to measure our performance; Past 3 years ^Applies to Campaigns measured by Crossix only

83

C ase Stu d y : T op 10 P harma C ompa n y 84 CONSUMER SOLUTIONS Patient - centric innovation and data - driven performance has made Sharecare a leading digital partner for CLIENT in engaging brands with condition sufferers to drive patient outcomes. 9 100% first - to - market programs exceeding innovations brand KPI benchmar k s 3 major industry awards for content & innovation KEY HIGHLIGH T S First - to - market innovation Leveraging interactive, personalized, and VR - based technology : chatbot, interactive patient stories, 3 D modules Proven results driving growth Highest audience quality, most efficient reach Y o Y Growth indications brands 2019 2020 2021 booked 2 Year growth % Revenue ($) $3.08M $5.5M $9.26M 300% Number of 8 10 12 50% Number of 6 6 7 17%

CONSUMER SOLUTIONS



Competitive Landscape: Digital Healthcare Advertising is Accelerating

sharecare

2020 digital ad spend increased 14%+ to $9.5B. 2021 is forecasted to increase another 18% to ~$11.3B.
(DTC Pharma Digital Advertising TAM: $1.46B)

DTC endemic health platforms

Organic Scale
WebMD
EVERYDAY HEALTH
healthline

High Quality Players
sharecare
verywell
healthgrades

Niche & Health Communities
myHealthTeams
remedy health media
health union

DTC non-endemic health platforms

Traditional Media: Digital Extensions
The New York Times
CONDÉ NAST
Prevention
SHAPE
CNN health

Search, Social & Streaming
facebook
twitter
YouTube
Google
hulu

Programmatic & Data
PULSEPOINT
Veeva Crossix

Source: eMarketer, IQVIA, FiercePharma (other digital includes directory/classified, email, lead generaiton, mobile messaging
https://www.fiercepharma.com/marketing/pharma-and-healthcare-spending-more-digital-advertising

85

CONSUMER SOLUTIONS

New Consumer Opportunities

Omix


Video Exercise
Task 1 of 10
Repeat the phrase "papapapa" until the stop button lights up.
Start

- **Virtual observational and post-market surveillance research study** platform driven by AI
- Data collected by smart phone and trained using AI to produce personalized health insights to benefit individuals and communities
- **Edge-native environment** for anyone to contribute with privacy-preserved
- **2023 TAM $8.3B for observational studies**

Unwinding sharecare

- **Enterprise digital therapeutics made available as a new revenue stream via DTC paid apps**
- Launch of new Unwinding from Sharecare product in 2021 with estimated revenue of over $1M; 80% growth forecasted in 2022
- **Mindfulness category competitor (i.e. Calm),** incorporating Sharecare Windows library, clinically validated behavioral health mini courses, tools, mental health chatbot
- **$1.2B TAM growing 11% annually**


Unwind
Check in with yourself
Breathing Exercises
Mindful Moments
Visual Relaxation
Meditation Timer
Sleep
Guided Meditations

sharecare

86

Outlook CONSUMER SOLUTIONS Key Highlights • Healthcare marketing expected to grow 18% in 2021 • Stellar campaign performance in 2020 has created great momentum • Sharecare’s first party health data is a competitive advantage • Vast content library of unparalleled quality utilized across Sharecare • Revenue opportunities from leveraging existing Sharecare assets • Strong results expected for consumer in 2021 and beyond Expanding Existing Assets SDOH 87

Q &A 88

C A TEGO R Y OF ONE Diﬀerentiated Financial Performance 89

Key Financial Highlights DIFFERENTIATED FINANCIAL PERFORMANCE R evenue visibility • Recurring revenue driven by multi - year contracts • • Adjusted EBITDA positive with continued operating leverage Medium - term opportunity to drive gross margin and adjusted EBITDA margins to 55% and 25%, respectively • Platform positioned to capture significant digital health opportunity • Launched new digital therapeutics product line with $1B opportunity from existing clients • Introduced health security and vaccine adherence solutions • Diversified customer base drives opportunity to upsell to existing clients and cross - sell across our divisions Expanded customer base with major enterprise client wins – Centene, Humana, Delta – with significant pipeline of potential clients • Growth Profitability Scale 90

91 DIFFERENTIATED FINANCIAL PERFORMANCE Delivering Accelerated Growth Achieve scale profitability through significant operating leverage Projected Financial Summary ($, in millions) NOTE: Adjusted EBITDA reflects removal of non - cash operating expenses (stock option compensation expense), severance and acquisition - related costs; projections include doc.ai acquisition, 2021 forecast includes $3.9M of IPO - related operating expenses 2020E 2021E 2022E 2023E 20 - 23E CAGR Medium term Revenue 1 $330 $408 $533 $653 26% $1,000 Gross profit 169 208 286 364 29% 550 Gross margin 51% 51% 54% 56% - 55% Adjusted EBITDA $31 $31 $61 $101 46% $250 Adjusted EBIT D A margin 9% 8% 11% 15% - 25% 1 Revised revenue forecast includes $12M in projected doc.ai revenue for 2021 stub period

9 5 % of 2 0 21 is C ont r a c t e d as of T o d a y DIFFERENTIATED FINANCIAL PERFORMANCE Focusing the growth story: Base case provides substantial growth with further opportunity for upside 2020E – 2021E Revenue Bridge ($, in millions) $330 $48 $25 $408 $5 Enterprise Provider Consumer 2021E total 2020E total 92 Enterprise: • • Reflects new client wins including Centene, Humana, and Delta Digital therapeutics programs assume only ~2% penetration of contracted SAM of $1B Health security revenue opportunity of $5 - 30M per state (expanding to health systems and payor partners as well) Includes doc.ai acquisition • • Provider (95% booked/covered for 2021): • • Growth of core offerings in - line with historical trends Go - get supported by substantial pipeline of potential incremental revenue for 2021

2021 KPIs Demonstrate Revenue Growth Momentum: Enterprise DIFFERENTIATED FINANCIAL PERFORMANCE Eligible lives Millions 5 2 0 7 10 2020A 2021E 1. Eligible lives is a metric which is a leading indicator of revenue growth for the enterprise digital platform and other digital solutions 2. Generate revenue multiple ways – primarily on a per member/per month basis, or per enrolled member basis 3. Eligible lives grow by addition of new clients, but also within the existing client base as Sharecare solutions are extended to new health plan employer groups, and additional covered populations (Medicaid, exchange) 9 , 70 0 ,00 0 .0 8,845,526.0 8.8M 93 9 . 7 M 8.8M ELIGIBLE LIVES (2020)

2021 KPIs Demonstrate Revenue Growth Momentum: Provider DIFFERENTIATED FINANCIAL PERFORMANCE 1. The pricing for these medical record requests is generally on a per - record basis. 2. Growth in medical records processed is driven from new client sales, as well as expansion of existing clients’ site coverage (potential to expand to 4,000 additional sites with current clients alone) Medical records processed Millions 94 0 1 3 4 5 2020A 2021E 5 4 6K 4.2M MEDICAL RECORDS PROCESSE D (2020) CONTR A CTED CLIENTS 4.2M 5M

DIFFERENTIATED FINANCIAL PERFORMANCE



Sustained Growth into 2022 and Beyond

Key business initiatives driving growth in 2021 projected to continue through 2022

2021E – 2022E Revenue Bridge ($, in millions)


$408
$90
$27
$8
$533
2021E total
Enterprise
Provider
Consumer
2022E total

Enterprise:

- "Land and expand" existing relationships
  - **Scale existing health plans** and other enterprise clients
  - Activation of marketplace solutions at the same rate as in 2021 (**~4% of contracted SAM of $1B**)
- New clients
  - **Continue adding other health plans** and key enterprise clients
- Expand health security
  - Scale **facility readiness** and **digital vaccine assistant**

Provider:

- New client **growth consistent with historical rates**
- Expand **value-based care & remote patient monitoring**
- Payment integrity growth through reinsurance brokers and other reseller partnerships

95

DIFFERENTIATED FINANCIAL PERFORMANCE



2022 Growth Drivers: **Enterprise**

sharecare

Sharecare's core revenue growth levers for 2022 are centered on building embedded client relationships to optimize enrollments and upsell complementary solutions, as well as ramping new clients with increased sales resources – segment will enter 2022 at $270M revenue run-rate.

Expand current accounts

- **Grow tentpole customers**, across Blues/Medicaid/Medicare Advantage
  - Upside to expand into 40M, 25M and 16M eligible lives with three clients alone
- **Upsell digital therapeutics**
- Drive **increased activations**

Add new logos

- Significant investment in sales (105 new salespeople) driving pipeline
- In discussions with new states, providers, and payors, as well as the federal government, to **expand health security footprint**
- **Cross-sell 200+ hospital customers in provider**

Introduce new products

- Co-developing **new digital health offerings** with key partners to bring to market in Q1 2022, including healthcare advocacy
- Expand digital therapeutics into new categories – driven by condition prevalence, client demand, and market opportunity
  - Exploring hypertension ($40.4B TAM) as a potential expansion vertical

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DIFFERENTIATED FINANCIAL PERFORMANCE

2022 Growth Drivers: **Provider**

sharecare

Sharecare's core provider revenue growth levers for 2022 are centered on adding new clients to our robust 6K+ customer portfolio, through key distribution partners and direct sales efforts – segment will enter 2022 at $120M revenue run-rate.

Expand current accounts

- **Expand provider solutions** to additional 4K sites that exist within our customer base of 6,000+ clients
- Added 50% to our sales team to **increase velocity**

Add new logos

- **Leverage key channel partners to accelerate sales** (MSK, cardio)
- Momentum on **closing new ACO partnerships** in 2021 to increase CMS gainsharing revenue potential in 2022
- **Expanding new payment integrity partnerships**

Introduce new products

- Remote patient monitoring

97

DIFFERENTIATED FINANCIAL PERFORMANCE

Successful Execution of Repositioning and Integration

Sharecare acquired Healthways' Population Health division in August 2016

Established the foundation that sets up Sharecare for accelerated growth

2017

$241M

REVENUE

Unprofitable

- **Planned for over $90M degradation of unprofitable, legacy contracts** while focusing on digitally-enabled revenue streams and high-value clients
- **Retained $150M in revenue** from large customers with significant headroom to grow
- Managed through many dissatisfied clients while **preserving key accounts like CareFirst, Anthem, and State of Georgia**
- Acquired **lifestyle & disease management coaching products** driving digital therapeutics business

2020

$190M

REVENUE

Profitable

Highly-accretive, transformative acquisition consummated for **net purchase price of $5M**

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Historical Financial Summary DIFFERENTIATED FINANCIAL PERFORMANCE ($, in millions) • Normalized revenue reflects annual growth for the core, high - value segments and clients • Focus on operational efficiency driving increased profitability during Healthways turnaround • 2020 adversely impacted by COVID: Elective surgery, physicians visits, and in - patient diabetes visits reduced 2017A 2018A 2019A 2020E Enterprise solutions (reported) $241 $210 $203 $190 Total revenue (reported) $347 $342 $340 $330 Enterprise solutions (normalized) $151 $160 $181 $190 T ota l revenu e (normalized ) $257 $292 $318 $330 8.1% 8.8% CAGR% (7.5%) (1.6)% 99

Built for Scale and Accelerated Revenue Growth DIFFERENTIATED FINANCIAL PERFORMANCE • • New digital therapeutics programs Market entry into adjacent verticals • Establish partnerships to continue to bring leading offerings to our customers • Deliver innovative AI solutions • Penetration of health security, vaccine assistant products • • Cross - sell opportunities across our businesses Drive enrollments and engagement for digital therapeutics • Identified pipeline of potential new customers , including health plans, employers, providers NEW CLIENTS EXPAND WITH EXISTING CLIENTS NEW PRODUC T S PARTNERSHIPS INORGANIC GR O WTH (M&A) Multiple paths to $1B+ of medium - term revenue 100

C A TEGO R Y OF ONE Acquisition Expertise 101

M&A Is a Core Competency ACQUISITION EXPERTISE • Our management team has completed multiple successful acquisitions • We have been active in the digital health space and plan to remain acquisitive • The market should expect us to close at least one transaction per year • We have historically used illiquid common stock as currency, but plan to use a combination of cash and stock going forward • In determining the mix of capital, we will be deliberate in managing equity dilution • Greater flexibility in deal consideration will allow for an expanded universe of opportunities to consider 102

M&A Approach 103 ACQUISITION EXPERTISE Sharecare’s acquisition strategy is designed to accelerate profitable revenue growth, build upon Sharecare's leadership and brand equity in digital health, and create sustainable shareholder value. Characteristics of attractive acquisitions: • • • • • Broadens the product portfolio (upsell and cross - sell opportunities) Increases client TAM (point solutions/digital therapeutics) Expands customer footprint (clients/members) Provides additive technology (AI) Accretive from a revenue and/or EBITDA perspective (drives shareholder value)

M&A Process ACQUISITION EXPERTISE Roadmap is developed to address internal needs by business unit 104 • • Driven by market - and client - specific requirements “Try before we buy” to partner with targets prior to acquiring the assets Proactive sourcing strategy • • • • Extensive database of opportunities Senior management leverages long - standing networks Entrepreneurs often reach out to express interest in being acquired Support from investment banking community Hyper focus on integration: sales, product development, synergies

C A TEGO R Y OF ONE Transaction Overview 105

TRANSACTION OVERVIEW

Pro Forma Capitalization and Ownership

Key Deal Considerations:

- **Up to $770M of cash from Falcon and PIPE investors**
- $401M of PF cash at closing to drive additional investments and M&A
- $275M of secondary sale relative to $450M of total invested capital
  - Represents less than 7% of total PF equity value
  - Pro-Rata selling of secondary shares by senior leadership in the transaction
- **Post-money EV/2021E revenue of 9.5x**

Pro Forma Ownership:

- Sharecare investors and insiders to own 80%
- Proper alignment with senior management and employees for long-term value creation
  - Senior management/employee ownership (incl. stock options): 22%
  - Senior leadership locked up for 12 months (subject to performance triggers)
- SPAC IPO/PIPE investors will own 20%

Estimated Transaction Sources & Uses[1]

($ in millions)

Sources	
Cash from Falcon Capital Acquisition Corp.	$345
Cash from PIPE	425
Strategic preferred investment[2]	**25**
Total Sources	**$795**

Uses	
Cash to existing shareholders	$275
Cash to balance sheet	401
Cash to repay existing debt	65
Estimated transaction expenses	54
Total uses	**$795**

Post-Money Valuation at Close

($ In millions)

PF transaction	
Sharecare pre-money equity value	$ 3,768
(+) SPAC IPO shares	345
(+) PIPE & strategic preferred investment	450
(+) Founder shares[1]	56
(-) Secondary sale	(275)
Total equity value	**$ 4,343**
(+) Debt at close	0
(-) Cash at close	(401)
PF Enterprise value	**$ 3,942**
PF EV / 21E revenue	**9.5 x**

[1] Gives effect to surrender 15% of Founder shares held by Sponsor and a transfer of 5% to a Sharecare charity. 75% of the remaining 80% to convert to Class A shares upon closing of the merger. Balance subject to stock price-performance based earnouts. Assumes no earnout or warrant exercise at closing. Assumes no redemptions. [2]$25-50M of convertible preferred stock, 5-year mandatory redemption, terms to be finalized per definitive documentation.
Note: Includes the $175M acquisition of doc.ai, with consideration in the form of $146M in stock and $29M in cash.

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C A TEGO R Y OF ONE All Together Better 107

sharecare

B2B2P

Category of One

Comprehensive Platform

Innovative digital health platform based on human-centric design.

Diversified Revenue & Scale

Diversified portfolio with opportunity to **capture $1B++ in incremental revenue from existing customers**.

Data & Innovation

At the **intersection of technology, healthcare, and media** creating data-driven solutions.

Differentiated Financial Performance

Positioned for success with **strong revenue visibility, scale, and profitability.**

Watch: Sharecare - Category of One

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109 Q &A

A p p endix

111 Dif f e r entia t e d Financial Performance 2017A 2018A 2019A Net Loss ($43) ($55) ($40) Interest income (0) (0) (0) Interest expense 19 26 29 L oss on share of equity method investment 1 2 – Other expense 0 0 1 Income tax (expense) benefit 3 0 0 L oss from operations ($20) ($27) ($10) Depreciation & amortization 17 20 24 Transaction/closing costs 2 3 3 Stock option expense 2 8 4 Severance 5 4 4 Adjusted EBITDA $6 $8 $25 Reconciliation to Historical Adjusted EBITDA ($, in millions)